logo

                           THE PARK AVENUE Portfolio

                   Prospectus Supplement dated August 6, 2003
                     to the Prospectus dated July 30, 2003

The text on page 81 is supplemented as follows:


CLASS A SHARES


All of the Funds offer Class A shares. When you buy Class A shares, you pay a sales charge at the time of your investment which is included in the offering price. This fee is deducted from the amount you invest, and the remainder of your money is used to buy shares in the Fund. You may qualify for a reduction of the initial sales charge based on the amount you invest. The table on page 81 shows the details for all of the Funds except The Guardian Cash Management Fund and The Guardian Low Duration Bond Fund. There is no initial sales charge on Class A shares of the Cash Management Fund. For the Low Duration Bond Fund, the reduction of the initial sales charge is shown in the table below:

                                                                                CONCESSION
                       SALES CHARGE    SALES CHARGE      COMMISSION             TO DEALERS
 AMOUNT OF PURCHASE     AS A % OF      AS A % OF NET     AS A % OF              AS A % OF
      PAYMENT         OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE       OFFERING PRICE(3)
---------------------------------------------------------------------------------------------------
Less than $100,000             3.00%            3.09%           3.00%                         3.00%
---------------------------------------------------------------------------------------------------
$100,000 to $249,999           2.50%            2.56%           2.25%                         2.25%
---------------------------------------------------------------------------------------------------
$250,000 to $499,999           1.75%            1.78%           1.50%                         1.50%
---------------------------------------------------------------------------------------------------
$500,000 to $999,999           1.25%            1.27%           1.00%                         1.00%
---------------------------------------------------------------------------------------------------
$1,000,000 or
  more(1)                       None             None            None                Up to 1.00%(2)
---------------------------------------------------------------------------------------------------

(1) If you purchase $1 million worth of shares or more, you will pay no initial sales charge whatsoever. However, in this case, if you were to sell your shares within 18 months of purchase, you will pay a deferred sales charge of 1% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information.

(2) Based on amount of purchase payment.

(3) We may pay special compensation from time to time.

EB-014423 (8/03)